                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 2004


                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       2-98277C                             38-3262264
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION
                                            NUMBER)

                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS

         On May 14, 2004 the Registrant issued a press release announcing its results for the quarter ending March 31, 2004 and that the Registrant had filed its 2004 First Quarter Report on Form 10-Q with the U.S. Securities and Exchange Commission. A copy of the press release is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS.

    (c)      Exhibits.

    Exhibit No.                   Description of Exhibits
    -----------                   -----------------------

    99.1 Press Release Dated May 14, 2004 announcing the Registrant's results for the quarter ending March 31, 2004 and that the Registrant had filed its 2004 First Quarter Report on Form 10-Q with the U.S.
                                  Securities and Exchange Commission.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SPORTS RESORTS INTERNATIONAL, INC



Date:  May 17, 2004
                               By: /s/ Gregory T. Strzynski
                                   ------------------------
                                   Gregory T. Strzynski
                                   Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number          Description
--------------          -----------

    99.1                Press Release dated May 14, 2004